UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 18, 2017
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
On January 18, 2017, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2016. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 18, 2017, the Board of the Company adopted Amended and Restated By-Laws of the Company to provide for majority voting in uncontested director elections. Article 1, Section 8 of the Amended and Restated Bylaws provides that in order to be elected in an uncontested election, a director nominee must receive a majority of the votes cast as to such nominee by the shares entitled to vote in the election at a meeting at which a quorum is present. An incumbent director nominee who fails to receive at least a majority of the votes cast at such a meeting will be required to offer to resign from the Board. The Board will then consider such Director’s offer to resign, taking into consideration any such factors that it deems relevant in deciding whether to accept such Director’s resignation. The Amended and Restated By-Laws retain the plurality voting standard in contested elections where the number of nominees exceeds the number of directors to be elected.
The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.2    Amended and Restated Bylaws of Boston Private Financial Holdings, Inc., as amended on January 18, 2017.
99.1    Earnings Press Release of the Company dated January 18, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Executive Vice President, Chief Financial and Administrative Officer
Date: January 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Boston Private Financial Holdings, Inc., as amended on January 18, 2017
99.1	Earnings Press Release of the Company dated January 18, 2017